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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                 ____________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  August 7, 2001

                       COVAD COMMUNICATIONS GROUP, INC.
            (Exact Name of Registrant as Specified in its Charter)

        Delaware                  000-25271                  77-0461529
(State or Other Jurisdiction     (Commission                (IRS Employer
     of Incorporation)           File Number)             Identification No.)

4250 Burton Drive, Santa Clara, California              95054
     (Address of Principal Executive Offices)         (Zip Code)

      Registrant's telephone number, including area code:  (408) 987-1000
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Item 5. Other Events.

     On August 7, 2001, Covad Communications Group, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Exhibits.

     99.1  Press Release dated August 7, 2001.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   COVAD COMMUNICATIONS GROUP, INC.

Date:  August 7, 2001              By: /s/  Dhruv Khanna
                                       -----------------
                                            Dhruv Khanna,
                                            Executive Vice President, Human
                                            Resources, Secretary and
                                            General Counsel

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                                 Exhibit Index
                                 -------------

Exhibit      Description
-------      -----------

99.1         Press Release dated August 7, 2001.

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